________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 31, 2005
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


            MASSACHUSETTS                             04-2762050
           (State or Other                              (I.R.S.
           Jurisdiction of                             Employer
           Incorporation or                         Identification
            Organization)                                No.)


            526 Boston Post                             01778
          Road, Wayland, MA
        (Address of Principal                         (Zip Code)
          Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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     Item 2.02. Results of Operation and Financial Condition.

     On March 31, 2005, National Dentex Corporation ("National Dentex") issued a press release announcing that it would not be able to file with the Securities and Exchange Commission ("SEC") its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K") by the extended due date of March 31, 2005.

     On March 16, 2005, National Dentex filed with the SEC a Form 12b-25 (Notification of Late Filing) indicating it could not, without unreasonable effort or expense, complete the process of closing its accounting records and preparing and filing its Form 10-K within the prescribed time period (namely March 16, 2005) that was applicable to it as an accelerated filer, as defined under Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). National Dentex indicated that it was filing Form 12b-25 to extend the prescribed time period for filing the Form 10-K to March 31, 2005.

     As National Dentex had indicated in its Form 12b-25 filing, various new disclosures mandated by Form 10-K, including the new internal control over financial reporting requirements of the Sarbanes-Oxley Act, have taken longer to complete than expected because it has a decentralized organization of 45 laboratories located across 30 states and also because it had consummated acquisitions during the fiscal year ended December 31, 2004. As National Dentex explained in its Form 12b-25 filing, the decentralized nature of its operations and its acquisition activity have increased the complexity and expense of its compliance with the various new disclosure requirements and resulted in delays in finalizing its consolidated financial statements. While National Dentex's management believed that it would be able to file the Form 10-K within the extended time period made available to it by filing a Form 12b-25, National Dentex was not able to complete the process of closing its accounting records, preparing its Annual Report on Form 10-K, and finalizing its consolidated financial statements within this extended time period. As of the date of this filing, National Dentex still needs additional time to analyze, in connection with its independent auditors, an evaluation report with respect to the valuation of customer relationships of an acquisition that it consummated during fiscal 2004 that was submitted to it on March 30, 2005 by an independent third-party accounting firm. The late timing of the submission of the evaluation report to National Dentex was such that neither National Dentex nor its independent auditors have had sufficient time to analyze the report prior to completing the process of closing National Dentex's accounting records, and thereby finalizing its Annual Report on Form 10-K and the accompanying consolidated financial statements.

     As of the date of this filing, National Dentex's management has not identified any material weaknesses in internal control over financial reporting; but notes that it has not yet completed its assessment and could identify control deficiencies that would be classified as material weaknesses in Management's Report on Internal Control over Financial Reporting, filed within its Annual Report on Form 10-K.

     The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information set forth in this Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall be deemed "filed" for purposes of the Exchange Act.


     Item 9.01 Financial Statements and Exhibits

             (c) Exhibits

     99.1    Press release of National Dentex Corporation dated March 31, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           NATIONAL DENTEX CORPORATION
                                           (Registrant)




March 31, 2005
                                           By: /s/  Richard F. Becker, Jr.
                                               ---------------------------------
                                               Richard F. Becker, Jr.
                                               Vice President, Treasurer and
                                               Chief Financial Officer




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                                  Exhibit Index


99.1     Press release of National Dentex Corporation dated March 31, 2005.




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